SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): June 9, 2004

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:		(602) 265-9200

Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index
EX-99.1

Item 9. Regulation FD Disclosure

On June 10, 2004, members of the senior management team of CSK Auto Corporation (NYSE: CAO), the parent company of CSK Auto, Inc., will participate in the Piper Jaffray Consumer Conference and the Goldman Sachs Fourth Annual Retail Conference in New York. The presentation will be webcast. The slides to be used in the presentation, attached hereto and furnished as Exhibit 99.1, also will be available to interested parties on June 10, 2004 through the Company’s website at www.cskauto.com by pointing one’s browser and clicking on “Investors” and then “Presentations.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

	By:	/s/ DON W. WATSON

Don W. Watson
Chief Financial Officer and Duly Authorized Officer

DATED: June 9, 2004

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Exhibit Index

99.1	Slide Presentation

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